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                                                                   EXHIBIT 10.68


                      LEASE FOR 1221 WEST MINERAL AVENUE

         THIS LEASE, is made and entered into as of this 11th day of February 2003 by and between (hereinafter "Landlord") and Verso Technologies, Inc. (hereinafter "tenant").

         WITNESSETH, that for an in consideration of the payment of rent and the keeping and performance of the covenants and agreements by tenant as hereinafter set forth, Landlord hereby leases unto tenant the following described premises, situated in the City of Littleton, Arapahoe County, Colorado (hereinafter "the premises"), to wit: , Suite , Littleton, Colorado 80120.

        Said premises containing 22,660 sq. ft., more or less, of usable square feet, which constitutes a total of 22,660 sq. ft. of rentable square feet constituting percent of the building (tenant's proportionate share).

         TO HAVE AND TO HOLD the same with all appurtenances from 12:00 Noon of the date set forth in the first sentence of this Lease (the "Effective Date") until 12:00 Noon of the day of January 2006 upon the following terms and conditions, to wit:

         1.       BASE RENT.
                  The rental for the full term aforesaid shall be $1,111,500.00 payable in thirty-six monthly installments of $30,875.00. Said monthly rental shall be payable in advance, on or before 12:00 Noon, on the first day of each calendar month during said term to Landlord's agent personally or at such address as Landlord may designate from time to time. The initial address for payment of rent is: Burger Investments P.O. Box 100, Littleton, CO 80160

         2.       DELINQUENT RENT.
                  In the event the rent (including any additional rent due hereunder) is not paid on or before the FIFTH DAY of the month when due, an amount equal to TEN PERCENT of that month's rent shall be added to such rent and shall be considered additional rent hereunder. The addition of such amount and the collection thereof shall not operate to waive any other rights of Landlord hereunder for nonpayment of rent or for any other reason. All costs, charges and expenses which tenant assumes, agrees or is obligated to pay to Landlord pursuant to this Lease shall be deemed additional rent, and, in the event of nonpayment Landlord shall have all the rights and remedies with respect thereto as is herein provided for in case of nonpayment of rent. Tenant covenants to pay the rent, additional rent and adjustment of rent as in this Lease provided, when due.

         3.       ADDITIONAL RENT.
                  Tenant shall pay Landlord as additional rent those charges in respect to Prorated Operating Costs increases determined as set forth in Section 4 and other sums as are required to be paid by Tenant under this Lease. Any such charges or sums shall be deemed to be rent and shall be payable in the manner provided and recoverable as rent, and Landlord shall have all rights specified in this Lease against tenant for default in payments thereof as in the case of arrears of rent.


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         4.       PRORATED OPERATING COSTS.
                  (A) If, in any calendar year during the term of this Lease (or any extension thereof), the Prorated Operating Costs (as herein defined) paid or incurred by Landlord shall be higher than such costs for the year 2003 (Base
Year), the rent shall be increased by tenant's proportionate share of such increase. The term "Prorated Operating Costs" as used herein shall be defined as set forth in Section 4 (b), below. The Base Year cost figure shall be established by taking the actual Prorated Operating Costs for 2003 and multiplying by a fraction the numerator of which is the total square feet in the building multiplied by 365 and the denominator of which is the sum of the products of the square feet actually occupied under each lease multiplied by the number of days of occupancy for the year under the lease. In the event that it becomes apparent to Landlord that tenant is using more or causing THE increase in any Prorated Operating Costs (as defined below), than is represented by tenant's percentage of total leased space in the building, Landlord shall have the right to adjust the Base Rent of said lease to reflect these costs.
                  (B) Prorated Operating Costs as said term is used herein shall consist of all expenditures by Landlord to operate and maintain the building. All operating expenses shall be determined in accordance with generally accepted accounting principles which shall be consistently applied. The term "Prorated Operating Costs" as used herein shall mean all expenses, costs and disbursements (excluding specific costs specially billed to and paid by individual tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the operation and maintenance of the building including by the way of illustration, but not limited to the following:

                           (i) maintenance and security of the building,
including a reasonable portion of the payroll taxes, insurance and employee benefits for personal hired for such tasks;
                           (ii) all supplies and materials used in the operation
and maintenance of the building;
                           (iii) cost of all water and waste water for the
building, including but not limited to the cost of water, sewer and wastewater.
                           (iv) cost of all maintenance, reasonable building
management, reasonable building management fees not to exceed 5% of gross rents. and any and all service agreements for the building therein, including, but not limited to, automated entry doors, alarm and/or security service (if provided by Landlord) janitorial service, window cleaning service, elevator maintenance and service, ground maintenance, HVAC, plumbing, rubbish removal service, snow removal service, but excluding brokerage fees, advertising and other costs associated with renting space in the building;
                           (v) cost of all insurance relating to the building,
including the cost of casualty and liability insurance applicable to the building and Landlord's personal property used in connection therewith;
                           (vi) cost of repairs, replacements and general
maintenance of building, however excluding the following:
                                             a) repairs, replacement and general
maintenance paid by proceeds of insurance, by any tenant or by other third parties.
                                             b) capital repairs and capital
improvements to the building and premises that are amortizable over their useful lives.
                                             c) repairs and replacements covered
under warranties of contractors, manufactures or vendors.
                                             d) structural repairs to the
building's roof, foundation, exterior walls, unless caused by tenant , tenant installed HVAC or tenant invitees


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                           (vii) all Real Estate Taxes for the building at the
rate to be assessed on the completed building and assessments and special assessments imposed upon the building by any and all governmental bodies or authorities, and all charges specifically imposed in lieu of such taxes.

                  (C) Landlord shall, as soon as practical after the end of each calendar year, furnish to tenant a written statement showing in detail Landlord's Prorated Operating Costs for the preceding calendar year and for the Base Year 2003, if they are not the same, and showing the amount, if any of any increase in the rent due from tenant for such calendar year. In the event this Lease shall commence on any date other than the first day of a calendar year, tenant's proportionate share shall be adjusted proportionately to the time that tenant occupies the premises. In addition to the monthly rental payment next following tenant's receipt of such statement, tenant shall pay to Landlord an amount equal to the sum of the rental adjustment for the entire preceding calendar year (or a portion thereof, if tenant occupied the premises only part of the year) and 1/12th of the rental adjustment for the then present calendar year (calculated by taking 1/12th of the adjustment for the preceding calendar year). Subsequent monthly rental payments shall be increased by 1/12th of the rental adjustment for said preceding calendar year. Any adjustments in tenant's favor shall be credited against the next rent payment(s) due under the Lease or by check within 30 days after the adjustment is determined.

                  (D) Notwithstanding anything contained in this Section 4, the rent payable by tenant shall in no event be less than the base rent as specified in Section 1.(above)

                  (E) Tenant may request and Landlord shall provide tenant with copies of all real estate property tax assessments, tax bills, and notices of special assessment relating to the premises.

                  (F) Tenant and its agents or representatives shall have the right to inspect all books and records of Landlord relating to Prorated Operating Costs upon reasonable notice to Landlord. If tenant disagrees with the calculation of Prorated Operating Costs for any year, tenant may obtain an audit of such costs by an independent certified public accountant acceptable to both Landlord and tenant. Tenant shall pay the cost of the audit, except that Landlord shall pay such cost if the audit discloses an error of more than 5% in tenant's favor. Tenant shall pay any underpayment of Prorated Operating Costs discovered by the audit as provided in paragraph (c) above. Landlord shall refund any overpayment in operating costs to tenant as soon as possible.

         5.       SECURITY DEPOSIT.
                  Concurrently with the execution of this Lease, tenant has deposited with Landlord the sum of $0.00 the following purposes:
                  (A) $0.00 on account for first monthly rent reserved.
                  (B) $46,312.00 payable on the Effective Date as security for the payment by tenant of the rent herein agreed to by paid, and for the faithful performance of all the terms, conditions and covenants of this Lease. Landlord shall have the right to use said deposit, or so much thereof as necessary, in payment of any rental in default as aforesaid and in reimbursement of any expense incurred by Landlord and in payment of any damages incurred by Landlord by reason of tenant's default; or at the option of Landlord, the same may be retained by Landlord. In such event, on written demand of Landlord, tenant shall forthwith remit to Landlord a sufficient amount in cash to restore said deposit to its original amount. In the event said deposit has not been utilized as aforesaid, said deposit, or as much thereof as has not been utilized for said purposes, shall be


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refunded to tenant, without interest, upon full performance of this Lease by tenant within 60 days of expiration of the Lease. Landlord shall have the right to co-mingle said deposit with other funds of Landlord. Landlord may deliver the funds deposited herein by tenant to any purchaser of Landlord's interest in the leased premises in the event such interest be sold, and Landlord shall thereafter be discharged from further liability with respect to such deposit. Said deposit shall not be considered as liquidated damages, and if claims of Landlord exceed said deposit, tenant shall remain liable for the balance of such claims.
                  (C) See Section 21 for additional Security Deposit Provisions.

         6.       LIABILITY INSURANCE.
                  Tenant shall provide and maintain public liability insurance and property damage insurance in standard form with bodily limits of $1,000,000.00 as to any one person and $1,000,000.00 as to more than one person in any one accident with property damage limits of $500,000.00. Tenant shall furnish Landlord annually with a CERTIFICATE OF INSURANCE and shall name Landlord as an additional insured on said Certificate. Tenant shall not hold or attempt to hold Landlord liable for any injury or damage, either proximate or remote, occurring through or caused by any repairs, alterations, injury or accident to adjacent premises or other parts of the premises not herein demised (except to the extent any of the above results from negligence or intentional acts or omissions of Landlord or Landlord's employees, contractors, or invitees) or by reason of the negligence or default of other person or persons; nor shall tenant hold or attempt to hold Landlord liable for any injury or damage occasioned by defective electric wiring, or the breakage or stoppage of plumbing or sewerage upon the premises or upon adjacent premises, whether said breakage or stoppage results from freezing or otherwise. Tenant is responsible for their own Personal Property Insurance and Workmen Compensation Insurance (if required by law). Landlord shall carry property damage insurance in an amount as required by lender

                  Landlord and tenant hereby release each other and their respective agents and employees from any and all liability to each other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by or resulting from risks insured against (or which would have been insured against had that party carried all insurance required by this Section 6) under any insurance policy covering loss or damage to the premises or any part thereof.

         7.       CONDITION OF PREMISES.
                  (A) Tenant shall use the premises for general office and software-related assembly purposes and shall not use or permit the premises to be used for any other purpose without written permission of Landlord.
                  (B) Tenant shall not store or display items outside of the premises. The outside area is specifically intended for parking, loading and unloading for the premises. Tenant shall keep the premises clean and free from obstructions.
                  (C) Tenant shall neither permit or cause the premises or the walls or floors thereof, to be endangered by overloading nor permit or cause the premises to be used for any purpose which would render the insurance thereon void or the insurance risk more hazardous.

                  (d) TENANT SHALL USE THE PREMISES SOLELY FOR THE PURPOSES OF AND SOFTWARE-RELATED ASSEMBLY.

         8.       OCCUPANCY OF PREMISES.


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                   (A) The premises shall be made available to tenant at the
commencement of the Lease term in a clean condition with all work completed and/or necessary repairs having been made. If for any reason the premises shall not be ready or available for occupancy at the commencement of the Lease term, this Lease shall nevertheless continue in full force and effect; and tenant shall have no right to rescind, cancel or terminate the same. Landlord shall not be liable for damages, if any, sustained by tenant on account of failure to obtain possession at the date specified for commencement of the term herein, and in such event the rent for the premises shall not commence until the premises are available and ready for occupancy. Occupancy of the premises by tenant shall be deemed acceptance of the premises by tenant in good suitable condition and acknowledgment of completion in full accordance with the provisions hereof unless otherwise agreed to by Landlord and tenant.
                  (B) At the expiration of this Lease, tenant shall surrender and deliver up the premises in a good order and condition as when the same was entered upon, loss by casualty, inevitable accident, or ordinary wear and tear excepted.

         9.       LEASE RENEWAL.
                  It is mutually agreed that no later than 180 DAYS prior to the expiration of this Lease, Landlord shall present a renewal lease to tenant. If for any reason a lease renewal cannot be executed, tenant will allow Landlord to post "lease availability" signs on building directory and allow Landlord to show prospective tenants the premises at any time during normal business hours 150 DAYS prior to lease termination.

         10.      MAINTENANCE AND REPAIRS.
                  (A) Landlord shall make and pay for all repairs and maintenance of the demised premises, including, but not limited to, the roof, exterior walls, foundation, parking lot, grounds, common areas of the building, plumbing, HVAC system, (excluding tenant installed HVAC systems) elevator, electrical system (excluding tenant installed systems and additions). Landlord shall promptly maintain and make such repairs, subject to delays caused by strikes, fires, accidents, acts of God, orders of military, civil or governmental authority; or any other causes beyond the control of Landlord.

                  (B)      Landlord, at Landlord's expense, shall provide:
                           (i) Snow removal from parking lot and walkways as necessary.
                           (ii) Trash removal from building disposal unit located in parking lot.
                           (iii) Janitorial service, five days a week, Holidays excluded.
                           (iv)     Exterior window washing as necessary.
                           (v) To supply restrooms with paper towels, tissues and hand soap.
                           (vi) To supply bulbs, tubes and ballast for tenant, weekends and Holidays excluded.
                  (C) Tenant may be required to make and pay for any such repairs or maintenance to the premises and/or Common Areas of building, parking lot and grounds which becomes necessary by reason of the act of negligence of tenant, its agents, licensees, servants, employees or customers to the extent the repairs are not covered by the insurance carried by Landlord or tenant under
Section 6 of this Lease.

         11.      RULES AND REGULATIONS.
                  (A) CHANGES: These rules and regulations may be added to or amended from time to time at Landlord's discretion. Such reasonable additions or amendments shall become effective when reduced to writing and communicated to tenant.

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                  (B) SMOKE FREE: The entire building and, including the leased premises is considered SMOKE-FREE. The door entry ways are SMOKE- FREE. Landlord shall designate a Smoking Area and at Landlord's discretion may relocate Smoking Area. Tenant and tenant's invitee's shall refrain from smoking of any kind except in the designated Smoking Area.

                  (C) SIGNS: No signs, notices, advertisements or other inscriptions shall be placed upon the INTERIOR AND/OR exterior of the premises by tenant without written permission of Landlord.

                  (D) PARKING: Tenant's employee and customer parking is authorized in the general parking area of the building. There is no overnight parking of non-operational vehicles. All vehicles that are on the lot must be in operating condition, which includes a functional engine, tires and current tags. Landlord shall have the right, from time to time, to establish, modify and enforce reasonable rules and regulations with respect to the parking area, and tenant agrees to abide by and conform to said rules and regulations. Landlord reserves the right to assign parking spaces for tenant use. In such event, parking spaces shall be reserved for tenant in a percentage at least equal to tenant's proportionate share. Landlord is not responsible for damage or theft of tenant's vehicles or tenant's invitee's vehicles. Landlord is not responsible for theft or damage to bicycle.
                  (E) ANIMALS: Except for Guide Dogs, animals are not permitted at any time in the building or on the grounds.
                  (F) LOCKS: Tenant shall not attach any additional lock(s) on any door in the building without written consent of the Landlord.
                  (G) MOVING: Furniture, equipment, or supplies shall be moved in or out of the building only during such hours and in such a manner as may be prescribed by the Landlord Tenant is solely responsible to any and all damage to building and grounds caused by tenant or tenant's invitee's during a moving processes. TENANT MUST INFORM LANDLORD IF MOVING IS REQUIRED,AND IFif the elevator is to be utilized. Tenant shall not utilize the elevator exclusively and shall not hinder the normal operation of the elevator. Tenant is responsible for paying Landlord all costs of repairs to building and elevator for any damage caused to building or elevator for any move of furniture and equipment from the second floor to the first floor.
                  (H) WEIGHT: No safe or article, the weight of which may constitute a hazard or danger to the building or its equipment shall be moved onto the premises.
                  (I) NOISE: Tenant shall refrain from loud noises and excessive television and /or radio volume that may disturb other tenants.
                 (J) INSTALLATION: Tenant shall not install any antenna, satellite dish or other device of any kind on the exterior walls or building roof without Landlord's prior approval, which approval shall not be unreasonably withheld or delayed.
                  (K) ELEVATOR: Landlord shall not be liable for any damages from the stoppage of the elevator for necessary or desirable repairs or improvements or delays of any sort or duration in connection with the elevator service.

                  (L) RESTROOMS: The restrooms and other water fixtures shall not be used for any other purposes other than that which they were intended, and any damage resulting from misuse on the part of the tenant or the tenant's invitee's shall be payable to Landlord. No person shall waste water by interfering with faucets or valves.
                  (M) MODIFICATION AND SERVICE APPROVAL: Tenant shall have the right, at tenant's sole expense to make changes or alterations to the premises; provided, however that in all cases any such changes or alterations shall be made subject to the following conditions, which the tenant agrees to observe and perform:


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                           (i) Tenant shall make no material alterations in or
additions or repairs to the premises without first obtaining written consent of Landlord, which consent shall not be unreasonably withheld; and tenant shall notify Landlord at least ten (10) business days in advance of any alterations in or repairs or additions to the premises which tenant proposes to make. Tenant shall post notice pursuant to the Colorado Mechanics Lien Act so that any lien recorded against the property of which the premises are a part does not attach to Landlord's interest. Tenant shall coordinate any work it proposes to perform upon the premises with Landlord in order to prevent a disruption of the building's operation
                           (ii) All such alterations, additions or improvements
shall be made at tenant's sole cost and expense and except for furniture and trade fixtures, shall become the property of the Landlord and shall be surrendered with the premises, as part thereof, at the end of the term hereof. Landlord may, by written notice to tenant given at least thirty (30) days prior to the end of the term, require tenant to remove all such improvements installed by the tenant and to repair any damage to the premises from such removal. Tenant shall construct such improvements, alterations or repairs in conformance with any and all applicable rules and regulations of any Federal, State, County, City, Municipal, Special District laws, code or ordinance. At least ten (10) days before the commencement of any such work, tenant agrees to provide Landlord with Lien Waivers from all persons performing such work and materialmen providing materials used in connection therein. In the event tenant orders any construction, alterations, decorating or repair work directly from Landlord, the charges for such work shall be payable to Landlord upon satisfactory completion of such work. If not paid when invoiced, such nonpayment shall be deemed an event of default hereunder. Tenant's contractors and invitee's shall comply with Landlord's rules and regulations. Tenant is solely responsible for any damage caused to building and grounds by tenant's contractors and invitee's.

                  (N) UTILITIES: Landlord is not responsible, and tenant shall not hold Landlord responsible for any disruptions of utilities. Landlord is not responsible for any damage and/or loss to computers, computer related equipment, electronic equipment, office machines, telecommunication equipment, data and/or data storage equipment.
                  (O) COMPLIANCE: Tenant covenants to comply with all lawful orders, regulations, building codes and requirements issued by Federal, State, County or Municipal governments, or any department or division thereof, insofar as the same are applicable to tenant's possession and occupancy of the premises. Tenant shall not use the premises for any unlawful, improper or questionable purposes whatsoever, and shall keep the premises in a clean and sanitary condition. Tenant shall neither permit nor cause any disorderly conduct, noise, or nuisance whatsoever about the premises which would have tendency to annoy or disturb the tenants of adjacent premises. Landlord shall take all actions necessary to insure that the building and common areas comply with all Federal, State, County and Municipal rules and regulations.

         12.      SUBLETTING.
                  Tenant shall have the right to sublet all or part of the premises with the written consent of Landlord, provided that tenant shall remain liable for the payment of rent and for the performance of the covenants contained herein, for the balance of any term. Landlord consent will not be unreasonably withheld. Landlord shall provide written notification to tenant of the grant or denial of consent within ten days after receiving a request for consent. If Landlord denies its consent, written notification shall include a detailed explanation for the denial.

         13.      RENEWALS AND HOLDING OVER.


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                  It is mutually agreed that if after the expiration of the
Lease, tenant remains in possession of said premises, and continues to pay rent with written agreement with the Landlord as to such possession, then tenant shall be regarded as a tenant from month to month at a monthly rental, payable in advance, at a rate of 150% of the last monthly installment hereunder, and subject to all the terms and provisions of this Lease.

         14.      DEFAULT.
                  It is expressly understood and agreed by the parties hereto, that if the rent above reserved or utilities payable by tenant, or any part hereof, shall be in arrears and tenant shall not cure the same within than five days after receipt of written notice or if tenant shall fail to perform any of the other covenants or agreements herein contained which are to be kept by tenant and tenant shall not cure such failure within ten days after receipt of written notice, tenant shall be deemed to be in default of this Lease. In such event, it shall and may be lawful for Landlord to declare said term ended, and enter into the premises, or any part thereof, either with or without process of law, and tenant or any person or persons occupying the same, to expel, remove, and to put out, using such force as may be necessary in so doing, without being liable to prosecution or in damages therefore, and the premises again to repossess and enjoy as in the first and former estate of Landlord. And, if at any time said term shall be ended as aforesaid or in other way, tenant hereby covenants and agrees to surrender and deliver up the premises peaceably to Landlord, immediately upon the termination of said term, and if tenant shall remain in the possession of the same after the termination thereof, tenant shall be deemed guilty of forcible detainer of said premises under the Statute, hereby waiving all notice, and shall be subject to eviction and removal, forcibly or otherwise, with or without process of law, as above stated. The remedies of Landlord herein shall be in addition to all other remedies allowed by law. Should Landlord elect to re-enter it may either terminate this Lease or it may from time to time, without terminating this Lease relet said premises. Upon each such reletting, all rentals and other sums received by Landlord from such reletting shall be applied first, to the payment of debt other than rent due Landlord; second, to costs and expenses of reletting; third, to past due payment of future rent as the same may become due and payable hereunder. No such entry or taking possession of said premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

         15.      INSOLVENCY.
                   This Lease is made by and between the parties hereto with the express understanding and agreement that, in the event tenant becomes insolvent, or is declared bankrupt, then, in either event, Landlord may declare this Lease ended, and all rights to tenant hereunder shall thereupon terminate and cease.

         16.      ABATEMENT.
                   (A) It is agreed that if, during the term of this Lease, the premises shall be so damaged by fire or other casualty, not arising from the fault or negligence of the tenant, or those in its employee, so that the premises shall thereby be rendered unfit for use or occupancy, then the rent herein reserved or a just proportionate part thereof, according to the nature and extent of the damage which has been sustained, shall be abated until the premises shall have been duly repaired and restored, which work of repair and restoration shall be done with all reasonable diligence.
                   (B) In case the premises shall be substantially destroyed, so that the premises are not repaired or restored within 120 days, the rent shall be abated in accordance with Section 16(A)



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provided, however, the Landlord or tenant shall have the right to cancel this
Lease and end the term hereof, and all further obligations upon the part of either party hereto, shall cease and the estate hereby created shall thereupon terminate.

         17.      ATTORNEY'S FEES.
                  In the event either party hires an attorney to enforce any of the terms of this Lease, including, without limitation, collection of any sums due hereunder, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and expenses, and in the event of any litigation, mediation or arbitration concerning the enforcement or interpretation of this Lease, the prevailing party shall be awarded its reasonable attorneys' fees, costs and expenses with respect thereto.

         18.      SUBORDINATION.
                  This Lease is subject and subordinate to all present mortgages or Deeds of Trust affecting the real estate on which the building is located and the building of which the premises forms a part, and to all renewals or extensions thereof, and to any mortgage or Deed of Trust which may hereafter be executed affecting the same; provided, however, that such transactions shall not affect tenant's right to occupy the premises if tenant is not in default hereunder and provided further that the holder of any such interest in the premises shall agree in writing that tenant's possession of the premises and the rights and privileges under this Lease shall not be impaired or disturbed on account of any foreclosure or acquisition of title to the premises in lieu of foreclosure.

         19.      AMENDMENTS OR MODIFICATION OF LEASE.
                  Tenant and Landlord acknowledge and agree that each has not relied upon any statements, representations, agreements or warranties, except such as are expressed herein, and that no amendment or modification of this Lease shall be valid or binding unless expressed in writing and signed by the parties hereto.

         20.      SEVERABILITY.
                  Should any present or future laws declare any provision of this Lease invalid effective during the term of lease or by a court of competent jurisdiction, the remaining provisions hereof shall remain in full force and effect.

         21.      SUCCESSORS AND ASSIGNS.
                  Except as otherwise provided in Section 12 hereof, the terms and conditions of this Lease shall be binding upon and shall inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

         22.      RIGHT OF QUIET ENJOYMENT.
                  Provided that tenant is not in default of any material term of this Lease, Landlord hereby warrants and defends tenant's right to occupy the premises and to use the same for tenant's intended business purposes.

         23.      SALE OF TENANT BUSINESS.
                  In the event that tenant and/or Guarantor ceases to own more than 50% of the company named in this lease, the new majority owner(s) are hereby obligated to sign a new lease as tenant and Guarantor. Landlord must be notified promptly of said event.



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         24.      ELECTRIC AND GAS METER.

                  1) Tenant shall be responsible for payment of the electric and gas meter during the time it is the sole tenant in the building.
                  2) If tenant fails in keeping account current, Landlord at tenant's expense will restore account. All late charges, late fees and any required deposit is immediately reimbursable to Landlord.
                  3) At such a time of occupancy of additional tenants in building, Landlord and tenant will agree to one of the following:
                                    i.       Landlord will assume payment of the
                                             electric and gas bill and increase
                                             tenant's monthly base rent by the
                                             average amount per month for
                                             electric and gas for the period of
                                             time tenant is sole occupant of
                                             building adjusted for the amount
                                             allocable to the second floor. (or)
                                    ii.      Tenant will continue to pay gas and
                                             electric and Landlord will
                                             reimburse tenant for electric and
                                             gas charges that exceeds tenant's
                                             average use prior to other
                                             tenant(s) occupying space in
                                             building. (or)
                                    iii.     Landlord and tenant agree on other
                                             equitable terms for electric and
                                             gas use in the building.

         25.     SIGNAGE.
         Tenant shall have the right to install signage on one half (1/2) of the monument sign on the premises, provided that tenant obtains Landlord's approval before installing any such sign. Landlord shall not unreasonably withhold or delay approval of signage that is in good taste and fits with the character of the building.

         26.    EMINENT DOMAIN.
         If the whole of the premises or the building shall be taken by any public authority under the power of eminent domain, or by deed in lieu thereof, then the term of this Lease shall cease as of the day possession shall be taken by such public authority and the rent and other charges due hereunder, shall be paid up to that day with a proportionate refund by public authority of such rent as may have been paid in advance for a period subsequent to the date of the taking. If less than the whole of the premises or the building shall be taken under eminent domain and such taking will materially interfere with tenant's ability to conduct business in the premises, tenant shall have the option to terminate this Lease or to continue possession of the remainder of the premises. Tenant shall notify public authority in writing within 30 days after such taking of public authority. If tenant elects to remain in possession, all of the terms herein provided shall continue in effect, except that the rental shall be reduced in proportion to the amount of the Building, if any, taken. If this Lease continues, public authority shall, at its expense, make all necessary repairs or alterations to the building, as such existed at the commencement date, subject to ordinary wear and tear since said date, so as to constitute the remaining building a complete architectural unit. However, in no event shall public authority bear the cost of tenant's merchandise, trade fixtures, furnishings, or operating equipment and personal property. All damages awarded for such taking under the power of eminent domain, whether for the whole or a part of the premises, shall belong to and be the property of Landlord whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the premises. Tenant may pursue its own claims for damages with the appropriate government authority so long as same does not interfere with, or in any manner diminish, the award of Landlord.



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

         27.     LANDLORD'S LIEN.
                 Landlord hereby waives any landlord's lien it may have, whether by statute or common law, on tenant's equipment, inventory, fixtures and other personal property.


IN WITNESS WHEREOF, the parties have hereunto set their hands and seals this 11th day of February, 2003


LANDLORD:                                   TENANT:

By/s/ Scott Burger                          By: /s/ Juliet M. Reising
  ----------------------                        --------------------------

Burger Investments.                         Verso Technologies, Inc.
Box 100                                     400 Galeria Parkway, Suite 300
Littleton, CO 80160                         Atlanta, GA  30339




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